Vanguard Specialized Funds

Supplement to the Statement of Additional Information Dated May 28, 2015

Statement of Additional Information Text Changes

The table under the heading Description of the Trust on page B-1 is replaced with the following:

Share Classes[1]
Fund[2]	Investor	Admiral	Institutional	ETF
Vanguard Dividend Appreciation Index Fund	VDAIX	VDADX	—	VIG
Vanguard Dividend Growth Fund	VDIGX	—	—	—
Vanguard Energy Fund	VGENX	VGELX	—	—
Vanguard Health Care Fund	VGHCX	VGHAX	—	—
Vanguard Precious Metals and Mining Fund	VGPMX	—	—	—
Vanguard REIT Index Fund	VGSIX	VGSLX	VGSNX	VNQ
1 Individually, a class; collectively, the classes.
2 Individually, a Fund; collectively, the Funds.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 51B 102015